Exhibit 99.1

Slide 1:

AvalonBay

Communities, Inc.

AvalonBay Analyst/Investor Event

Evolution of AVB’s Presence in Washington, DC Metro Area

June 18th, 2002

Slide 2:

General Market Overview

Market Overview

[See the slide of the same title in Exhibit 99.2]

Slide 3:

General Market Overview

Market Overview

•                  Stable economic base

•                  Unemployment historically lower than U.S. average

•                  High education and income levels

Slide 4:

General Market Overview

Market Profile

Demographics
Total Population	5.0M
Total Households	1.9M
Average Household Income	$110,362 (U.S. $94,622)
Housing
Total Market Rate Apts.	352,640
Median Sales Price	$184,000 (U.S. $158,000)

Employment
Total Employment	2.8M
Unemployment Rate	3.7% (U.S. 6.0%)
‘01 Employment Growth	35,800 / 1.3% (U.S. 0.3%)
3-yr. Ann. Employ. Growth	81,100 / 3.1%

Slide 5:

General Market Overview

Economic Drivers

•                  Increased government spending offsets other weaknesses

•                  Area high-tech employment substantial but less volatile than other areas

•                  Growth corridors

Slide 6:

General Market Overview

New Supply

[See the slide of the same title in Exhibit 99.2.  In the chart presented, the vertical axis represents new apartment homes completed each year.]

Slide 7:

General Market Overview

Demand/Supply Ratio

[See the slide of the same title in Exhibit 99.2.  In the chart presented, the vertical axis represents the percentage of net new renter households divided by new apartment completions.]

Slide 8:

AVB Portfolio

Evolution of AVB Presence

1994 Communities

[See the slide of the same title in Exhibit 99.2]

Slide 9:

AVB Portfolio

Evolution of AVB Presence

1997 Communities

[See the slide of the same title in Exhibit 99.2]

Slide 10:

AVB Portfolio

Current Portfolio

2002 Communities

[See the slide of the same title in Exhibit 99.2]

Slide 11:

AVB Portfolio

Portfolio Characteristics

•                  Varied Product Mix

•                  17 Stabilized Communities

•                  7 Development Communities/Rights

•                  D.C. Portfolio is 12.7% of AVB Apartments

Slide 12:

AVB Portfolio

Portfolio Characteristics

Current Portfolio	Including Development

Pie Chart showing:	Pie Chart showing:

DC — 8%	DC — 14%
MD — 18%	MD — 39%
VA — 74%	VA — 47%

(1)  Based on total dollars invested/projected to be invested at 12/31/01.

Slide 13:

AVB Market Strategy

Market Strategy

•                  Major employment centers, growth corridors, infill locations

•                  Differentiated product

•                  Complex, infill sites with multiple uses

•                  Deal structures where REIT status provides unique advantage

•                  Design sensitivity

Slide 14:

Recent Completions

Recent Completions

[See slide of the same title in Exhibit 99.2]

Slide 15:

Recent Completions

Avalon Crescent

McLean, Virginia

[Photo of Avalon Crescent]

•      Completed 1997

•      558 Apartment Homes

•      $102,000 Cost/Apartment

•      $1,679 Rent/Apartment

•      $1.53 Rent per Sq. Ft.

Slide 16:

Recent Completions

Avalon at Cameron Court

Alexandria, Virginia

[Photo of Avalon at Cameron Court]

•      Completed 1998

•      460 Apartment Homes

•      $94,000 Cost/Apartment

•      $1,626 Rent/Apartment

•      $1.60 Rent per Sq. Ft.

Slide 17:

Recent Completions

Avalon at Fox Mill

Herndon, Virginia

[Photo of Avalon at Fox Mill]

•      Completed 2000

•      165 Apartment Homes

•      $118,000 Cost/Apartment

•      $1,605 Rent/Apartment

•      $1.21 Rent per Sq. Ft.

Slide 18:

Recent Completions

Avalon at Arlington Square I

Arlington, Virginia

[Photo of Avalon at Arlington Square I]

•      Completed 2001

•      510 Apartment Homes

•      $137,000 Cost/Apartment

•      $1,840 Rent/Apartment

•      $1.61 Rent per Sq. Ft.

Slide 19:

Recent Completions

Performance Summary

(last six years)

•                  8 Development Completions

•                  $250 Million Total Capital Cost

•                  11.7% Average Initial Year Yield

[downward arrow]

$140 Million Value Creation

[Supplemental Note:  The statement regarding value creation describes AvalonBay’s estimate of the current fair market value of the eight communities completed in the Washington, D.C. area in the last six years minus their original cost of construction and development.  The “yield” referred to above is AvalonBay’s determination of community-level earnings achieved for the first stabilized year of operations following the completion of construction (before interest, income taxes (if any), depreciation, amortization and extraordinary items, and after taking into account operating expenses for the community but not a management fee or any allocation of corporate overhead), divided by the cost of construction.  Yield, and the components used to calculate yield, are not determined in accordance with generally accepted accounting principles and the method for determining yield used by other REITs could differ.]

Slide 20:

Development Pipeline

Development Activity

Development Communities

Community	Location	Number of Homes	Budgeted Cost (in millions)

Avalon at Arlington Square II	Arlington, VA	332	$43.9
Avalon at Gallery Place	Washington, DC	203	$50.0
Avalon at Rock Spring	North Bethesda, MD	386	$45.9
Avalon at Grosvenor Station	North Bethesda, MD	499	$82.3

Total		1,420	$222.1

Slide 21:

Development Pipeline

Avalon at Arlington Square II

[Photo of Avalon at Arlington Square II]

•      332 Apartment Homes

•      $43.9M Budgeted Cost

•      $1,695 Pro Forma Avg. Rent/Apt.

•      $1.73 Pro Forma Avg. Rent/Sq. Ft.

•      Expected Completion Q3 2002

Slide 22:

Development Pipeline

Avalon at Gallery Place I

[Photo of Avalon at Gallery Place I]

•      203 Apartment Homes/8,600 SF Retail

•      $50M Budgeted Construction Cost

•      $2,485 Pro Forma Avg. Rent/Apt.

•      $2.75 Pro Forma Avg. Rent/Sq. Ft.

($2.55 base rent)

•      Expected Completion Q4 2003

Slide 23:

Development Pipeline

Avalon at Rock Spring

[Photo of Avalon at Rock Spring]

•      386 Apartment Homes

•      $45.9M Budgeted Cost

•      $1,660 Pro Forma Avg. Rent/Apt.

•      $1.68 Pro Forma Avg. Rent/Sq. Ft.

•      Expected Completion Q3 2003

Slide 24:

Development Pipeline

Avalon at Grosvenor Station

[Photo of Avalon at Grosvenor Station]

•      499 Apartment Homes

•      $82.3M Budgeted Cost

•      $1,695 Pro Forma Avg. Rent/Apt.

•      $1.80 Pro Forma Avg. Rent/Sq. Ft.

•      Expected Completion Q4 2004

Slide 25:

Development Pipeline

Development Pipeline

[See slide of same title in Exhibit 99.2]

Slide 26:

Development Pipeline

Development Activity

Development Rights

		Number	Budgeted
		of	Cost
Community	Location	Homes	(in millions)

Avalon Traville	North Potomac, MD	520	$69
Avalon at Gallery Place II	Washington, DC	144	$30
Avalon at University Station	College Park, MD	320	$44

Total		984	$143

Slide 27:

Summary

•                  Shift to Maryland, D.C.

•                  Increased mix of suburban and urban

•                  Representative of broader trend in AVB portfolio

•                  Market leadership

Slide 28:

Development Pipeline

Avalon at Gallery Place

[See the slide of the same title in Exhibit 99.2]

Slide 29:

Development Pipeline

Avalon at Gallery Place I

[Photo of Avalon at Gallery Place I]

•      203 Apartment Homes/8,600 SF Retail

•      $50M Budgeted Construction Cost

•      $2,485 Pro Forma Avg. Rent/Apt.

•      $2.75 Pro Forma Avg. Rent/Sq. Ft.

($2.55 base rent)

•      Expected Completion Q4 2003

Slide 30:

Development Pipeline

Avalon at Gallery Place

[See the slide of the same title in Exhibit 99.2]